UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 3, 2018

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	001-38730	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre

10 Priestley Road

Surrey Research Park

Guildford, Surrey GU2 7XY

United Kingdom

(Address of principal executive offices)(Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 3, 2018, Praxair, Inc., a Delaware corporation (“Praxair”) and a wholly-owned indirect subsidiary of Linde plc (the “Company”), completed the sale of the majority of its businesses in Europe to Taiyo Nippon Sanso Corporation (“Taiyo”), an affiliate of Mitsubishi Chemical Holdings Corporation, pursuant to a Sale and Purchase Agreement, dated July 5, 2018, by and among Praxair, Taiyo and the Company (the “SPA”). The SPA was entered into as part of the commitments in connection with the merger control review by the European Commission of the combination of the businesses of Praxair and Linde Aktiengesellschaft (“Linde AG”), a stock corporation incorporated under the laws of Germany, under the Company (the ”Business Combination”). The Business Combination was completed on October 31, 2018.

The assets sold pursuant to the SPA include Praxair’s industrial gases businesses in Belgium, Denmark, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden and the United Kingdom with approximately 2,500 employees. The purchase price paid by Taiyo was €5.0 billion in cash consideration ($5.7 billion based on the Euro/U.S.$ exchange rate of 1.1316 at December 3, 2018), reduced by normal closing adjustments of €86 million ($96 million).

Under the SPA, the Company gave an independent guarantee as of the completion of the Business Combination for the full, due and timely performance and observance of all obligations of Praxair and its local subsidiaries holding shares in the companies that operate the divested businesses. The SPA contains representations, warranties and covenants that are customary for a transaction of this nature.

The entry into the SPA was previously reported by Praxair on Praxair’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on July 10, 2018.

The description of the SPA contained herein does not purport to be complete and is qualified in its entirety by reference to the SPA, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The required unaudited pro forma combined financial information is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Sale and Purchase Agreement, dated July 5, 2018, by and among Praxair, Inc., Taiyo Nippon Sanso Corporation, and Linde plc (incorporated by reference to Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on November 9, 2018).

99.1	Unaudited pro forma combined financial information (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A, filed with the SEC on December 6, 2018).

*

Certain schedules or similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

Forward-looking Statements

This Current Report on Form 8-K, including Exhibits 2.1 and 99.1 hereto, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our beliefs and assumptions on the basis of factors currently known to us. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. These forward-looking statements include, but are not limited to, statements regarding benefits of the business combination, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: regulatory or other limitations imposed as a result of the business combination; the ability to successfully integrate the Praxair and Linde AG businesses; the risk that the consummation of the business combination could have adverse effects on the market price of Linde plc’s or Linde AG’s shares or the ability of the companies to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Linde plc may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; state, provincial, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the industrial gas, engineering and healthcare industries; outcomes of litigation and regulatory investigations, proceedings or inquiries; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; general economic conditions, including the risk of a prolonged economic slowdown or decline, or the risk of delay in a recovery, which can affect the long-term demand for industrial gas, engineering and healthcare and related services; potential effects arising from terrorist attacks and any consequential or other hostilities; changes in environmental, safety and other laws and regulations; the development of alternative energy resources; results and costs of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general market and economic conditions; increases in the cost of goods and services required to complete capital projects; the effects of accounting pronouncements issued periodically by accounting standard-setting bodies; conditions of the debt and capital markets; market acceptance of and continued demand for the companies’ products and services; changes in tax laws, regulations or interpretations that could increase Praxair’s, Linde AG’s or Linde plc’s consolidated tax liabilities; and such other factors as are set forth in Linde’s annual and interim financial reports made publicly available and Praxair’s and Linde plc’s public filings made with the SEC from time to time, including but not limited to those described under the heading “Risk Factors” in Linde plc’s European Listing Prospectus, published on October 24, 2018, and Item 8.01 of Linde plc’s Current Report on Form 8-K filed with the SEC on October 31, 2018, which is available via the SEC’s Web site at www.sec.gov. The foregoing list of risk factors is not exhaustive. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Linde plc, Praxair or Linde AG has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Linde plc, Praxair and Linde AG on the date hereof, and each of Linde plc, Praxair and Linde AG disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	General Counsel

Date: December 6, 2018